Exhibit 10.1

Execution Version

TORONTO DOMINION (TEXAS) LLC 909 Fannin Street Suite 1100 Houston, Texas 77010	TD SECURITIES (USA) LLC 31 West 52nd Street New York, NY 10019

CONFIDENTIAL

Limited Waiver to Forbearance agreement

December 30, 2020

Sundance Energy, Inc.

1050 17th Street, Suite 700

Denver, CO 80265

Attention: Eric P. McCrady

Re:	Limited Waiver to Forbearance Agreement and Sixth Amendment to Credit Agreement dated as of December 18, 2020 (as amended, restated or otherwise modified from time to time, the “Forbearance Agreement”), by and among Sundance Energy Inc., a Delaware corporation (“Parent”), Sundance Energy, Inc., a Colorado corporation (“Borrower”), each of the lenders party thereto (the “Lenders”) and Toronto Dominion (Texas) LLC, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”)

Ladies and Gentlemen:

Reference in this letter (this “Waiver Letter”) is made to the Forbearance Agreement. Capitalized terms which are defined in the Forbearance Agreement and not otherwise defined herein are used herein with the meanings given them in the Forbearance Agreement. Section references herein shall be references to sections in the Forbearance Agreement unless expressly indicated to the contrary.

Borrower was unable to timely comply with the requirement to deliver a Term Loan Forbearance Agreement on or before December 23, 2020, as required pursuant to Section 3.4(h) (“Term Loan Forbearance Requirement”). As a result, the Forbearance Period set forth in the Forbearance Agreement terminated on December 23, 2020. In furtherance of the foregoing, Borrower requests that Administrative Agent and the Lenders waive the Term Loan Forbearance Requirement.

1.            Limited Waiver. Effective as of December 23, 2020, Administrative Agent, on behalf and with the written consent of the Majority Lenders, hereby agrees to permanently waive the Term Loan Forbearance Requirement and the termination of the Forbearance Period solely as a result of the failure to comply with the Term Loan Forbearance Requirement (such waiver, the “Limited Waiver”). This Waiver Letter does not imply any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant any further waivers, or any other modifications, to any provision of the Forbearance Agreement, and all of the terms, covenants, and other provisions of the Forbearance Agreement remain in full force and effect and each of the Loan Documents to which any Loan Party is a party are and remain legal, valid and binding obligations of such Loan Party enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability (whether enforcement is sought in equity or at law). Neither this Waiver Letter, nor any other actions taken by, or any inaction on the part of, Administrative Agent or the Lenders, shall, except with respect to the Limited Waiver, be deemed to be (i) a waiver of any provision of the Forbearance Agreement or any Default or Event of Default which exists or may exist hereafter, or (ii) a waiver of (or an agreement to forbear from exercising) any rights or remedies that Administrative Agent or the Lenders have pursuant to the Forbearance Agreement, the Loan Documents and applicable law by reason of any Default or Event of Default.

2.            Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and Administrative Agent that, as of the date hereof, except to the extent rendered untrue or incorrect solely by virtue of the Existing Defaults, after giving effect to this Waiver Letter, the representations and warranties contained in the Credit Agreement and in the other Loan Documents are and will be true and correct in all material respects (except that such materiality qualifier shall not be applicable to representations and warranties that already are qualified or modified by materiality in the text thereof) to the same extent as though made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date and (ii) except with respect to the Existing Defaults, after giving effect to this Waiver Letter, no event has occurred and is continuing that would constitute an Event of Default or a Default.

3.            Release. EACH LOAN PARTY, IN CONSIDERATION OF THE ADMINISTRATIVE AGENT’S EXECUTION AND DELIVERY OF THIS WAIVER LETTER AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, UNCONDITIONALLY, FREELY, VOLUNTARILY AND, AFTER CONSULTATION WITH COUNSEL AND BECOMING FULLY AND ADEQUATELY INFORMED AS TO THE RELEVANT FACTS, CIRCUMSTANCES AND CONSEQUENCES, RELEASES, WAIVES AND FOREVER DISCHARGES (AND FURTHER AGREES NOT TO ALLEGE, CLAIM OR PURSUE) ANY AND ALL CLAIMS, RIGHTS, CAUSES OF ACTION, COUNTERCLAIMS OR DEFENSES OF ANY KIND WHATSOEVER, IN CONTRACT, IN TORT, IN LAW OR IN EQUITY, WHETHER KNOWN OR UNKNOWN, DIRECT OR DERIVATIVE, WHICH EACH LOAN PARTY OR ANY PREDECESSOR, SUCCESSOR OR ASSIGN MIGHT OTHERWISE HAVE OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE LENDERS, THE OTHER SECURED PARTIES AND THEIR PRESENT OR FORMER SUBSIDIARIES AND AFFILIATES OR ANY OF THE FOREGOING’S OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS OR OTHER REPRESENTATIVES OR AGENTS IN EACH CASE ON ACCOUNT OF ANY CONDUCT, CONDITION, ACT, OMISSION, EVENT, CONTRACT, LIABILITY, OBLIGATION, DEMAND, COVENANT, PROMISE, INDEBTEDNESS, CLAIM, RIGHT, CAUSE OF ACTION, SUIT, DAMAGE, DEFENSE, CIRCUMSTANCE OR MATTER OF ANY KIND WHATSOEVER WHICH EXISTED, AROSE OR OCCURRED AT ANY TIME PRIOR TO THE DATE HEREOF RELATING TO THE LOAN DOCUMENTS, THE FORBEARANCE AGREEMENT, THIS WAIVER LETTER AND/OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HEREBY, EXCEPT, WITH RESPECT TO ANY INDEMNIFIED PERSON, TO THE EXTENT THAT SUCH CLAIM AROSE AS A RESULT OF THE ACTUAL FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH PERSON. THE FOREGOING RELEASE SHALL SURVIVE THE TERMINATION OF THE LOAN DOCUMENTS, THE FORBEARANCE AGREEMENT AND THIS WAIVER LETTER.

4.            Miscellaneous. This Waiver Letter is subject to Sections 10.2 (Counterparts), 10.5 (Governing Law) and 10.6 (Jurisdiction; Consent to Service; Jury Trial Waiver), which are incorporated herein by reference, mutatis mutandis. Except as expressly stated herein, the Forbearance Agreement shall remain in full force and effect.

THIS WAIVER LETTER REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AS TO THE SUBJECT MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

Please indicate your acknowledgment and agreement with the foregoing matters by signing the enclosed counterpart of this Letter and returning it to Administrative Agent.

Sincerely,

Toronto Dominion (Texas) LLC,
as Administrative Agent

By:	/s/ Hughroy Enniss
Name:	Hughroy Enniss
Title:	Authorized Signatory

Signature Page to Limited Waiver to Forbearance Agreement

Acknowledged and agreed as of the date first written above by:

Sundance Energy, INC.,
as Borrower

By:	/s/ Eric McCrady
Name:	Eric McCrady
Title:	President & CEO

Sundance Energy INC.,
as Parent

By:	/s/ Eric McCrady
Name:	Eric McCrady
Title:	President & CEO

SEA EAGLE FORD, LLC, as a Loan Party

By:	/s/ Eric McCrady
Name:	Eric McCrady
Title:	CEO

ARMADILLO E&P, INC., as a Loan Party

By:	/s/ Eric McCrady
Name:	Eric McCrady
Title:	President

Signature Page to Limited Waiver to Forbearance Agreement